SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 6, 1998


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 5. Other Events

        Revised Earnings Per Share Amounts in Accordance with FASB Statement 128

        FASB Statement 128 is effective for financial statements for periods ended after December 15, 1997, and requires restatement of prior period information. Therefore, Lehman Brothers Holdings Inc. (the "Registrant") is filing herewith restated selected financial data for the last five fiscal years, a computation of basic and diluted earnings per share for the last three fiscal years and restated selected quarterly financial data for the last two fiscal years (the "Statement 128 Data").

           Copy of the Statement 128 Data follows.


Item 7. Financial Statements and Exhibits

        (c)      Exhibits

        The following Exhibit is filed as part of this Report.

        99.1     Statement 128 Data

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



LEHMAN BROTHERS HOLDINGS INC.



By:      /s/ Charles B. Hintz
         Charles B. Hintz
         Chief Financial Officer
         (Principal Financial Officer)




Date:  April 6, 1998

                                 EXHIBIT INDEX



Exhibit No.                        Exhibit


Exhibit 99.1                       Statement 128 Data

Exhibit 99.1                       Statement 128 Data




     Restated Selected Quarterly Financial Data



                                    1997                                                    1996
             ----------------------------------------------       -------------------------------------------------
             Nov. 30       Aug. 31      May 31      Feb. 28       Nov. 30       Aug. 31       May 31        Feb. 29
             -------       -------      ------      -------       -------       -------       ------        -------
Earnings per
common share
  Basic      $1.34         $1.34        $0.97       $1.18         $0.97         $0.61         $0.90         $0.80
  Diluted    $1.30         $1.30        $0.95       $1.16         $0.96         $0.60         $0.88         $0.79



     Restated Selected Financial Data

                                                                 Twelve Months         Eleven Months  Twelve Months
                                                                    ended                  ended         ended
                                                                 November 30           November 30    December 31
                                                             ----------------------
                                                             1997     1996     1995       1994          1993
                                                             ----     ----     ----       ----          ----
Per share data
 Basic:
     Income (loss) from continuing operations
          before cumulative effect of change in
          accounting principle                               $4.84    $3.27    $1.77     $0.81         $(3.20)
     Discontinued operations                                                                             1.79
     Cumulative effect of change in accounting
          principle                                                                      (0.12)
     Net income (loss)                                       $4.84    $3.27    $1.77     $0.69         $(1.41)
  Diluted:
Income (loss) from continuing operations
          before cumulative effect of change in
          accounting principle                               $4.72    $3.24    $1.76     $0.81         $(3.20)
     Discontinued operations                                                                             1.79
     Cumulative effect of change in accounting
          principle                                                                      (0.12)
     Net income (loss)                                       $4.72    $3.24    $1.76     $0.69         $(1.41)


Computation of Basic and Diluted Earnings Per Share



                                                  1997                         1996                  1995
                                              ------------------    ------------------    ------------------
Numerator:
  Net income                                              $647                  $416                  $242
  Preferred stock dividends                                (75)                  (38)                  (42)
                                              ------------------    ------------------    ------------------

  Numerator for basic and diluted
    share - income available to
    common stockholders                                   $572                $  378                  $200
                                              ==================    ==================    ==================
Denominator:
  Denominator for basic earnings
     per share - weighted-average
     shares                                        118,162,896           115,328,262           112,955,340
  Effect of dilutive securities:
     Employee stock options                          1,924,992               911,761               395,074
     Common stock equivalents                          977,041               488,831                64,270

                                              ------------------    ------------------    ------------------
  Dilutive potential common shares                   2,902,033             1,400,592               459,344
                                              ------------------    ------------------    ------------------
     Denominator for diluted
        earnings per share - adjusted
        weighted-average shares                    121,064,929           116,728,854           113,414,684

                                              ==================    ==================    ==================
Basic earnings per share                               $4.84                 $3.27                 $1.77

                                              ==================    ==================    ==================
Diluted earnings per share                             $4.72                 $3.24                 $1.76
                                              ==================    ==================    ==================

